Exhibit 99.1

EQUIP & CONQUER Study Results September 9, 2009 Copyright © 2009 VIVUS Inc. All rights reserved. | www.vivus.com VIVUS

VIVUS cautions you that statements included in this presentation that are not a description of historical facts are forward-looking statements. Words such as "believes," "anticipates," "plans," "expects," "indicates," "will," "intends," "potential," "suggests,“ "assuming," "designed" and similar expressions are intended to identify forward-looking statements. These statements are based on the Company's current beliefs and expectations. These forward-looking statements include statements regarding the efficacy and safety of Qnexa®, the potential for, and timing of, an NDA submission for Qnexa, the commercial and therapeutic potential of Qnexa, and the potential to obtain regulatory approval for, and effectively treat obesity with, Qnexa. The inclusion of forward looking statements should not be regarded as a representation by VIVUS that any of its plans will be achieved. Actual results may differ from those set forth in this presentation due to the risk and uncertainties inherent in the VIVUS business, including, without limitation: additional analyses of data from the Qnexa Phase 3 trials and any other clinical trials of Qnexa may produce negative or inconclusive results, or may be inconsistent with previously announced results or previously conducted clinical trials; the FDA may not agree with the Company’s interpretation of efficacy and safety results; earlier clinical trials may not be predictive of future results; Qnexa may not receive regulatory approval on a timely basis or at all, and the FDA may require VIVUS to complete additional clinical, non-clinical or other requirements prior to the submission or the approval of NDAs for either product candidate; the potential for adverse safety findings relating to Qnexa to delay or prevent regulatory approval or commercialization, or result in product liability claims, including serious adverse events that are not characterized by clinical investigators as possibly related to Qnexa; the third parties on whom VIVUS relies to assist with the development programs for Qnexa, including clinical investigators, contract laboratories, clinical research organizations and manufacturing organizations, may not successfully carry out their contractual duties or obligations or meet expected deadlines, and the quality or accuracy of the data or materials generated by such third parties may be of insufficient quality to include in the Company’s regulatory submissions; the ability of VIVUS and its licensors to obtain, maintain and successfully enforce adequate patent and other intellectual property protection of its product candidates; VIVUS may be unable to enter a collaboration or partnership relating to Qnexa for promotion to broader markets on attractive terms or at all; and other risks described in the Company's filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and VIVUS undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995. Information included herein is based on the Company’s review and evaluation of the clinical data. All conclusions and determinations contained herein are subject to the Company’s further analysis of the clinical data. The ultimate determination of the safety and efficacy of Qnexa will be made by the FDA and other relevant regulatory authorities Forward-Looking Statements VIVUS Copyright © 2009 VIVUS Inc. All rights reserved.  |  www.vivus.com

Today’s Speakers Leland Wilson, President & CEO Dr. Wesley Day, VP Clinical Development Michelle Look, MD, FAAFP, San Diego Sports Medicine and Family Health Center and principal investigator Peter Tam, Chief Operating Officer VIVUS Copyright © 2009 VIVUS Inc. All rights reserved.  |  www.vivus.com

Qnexa: EQUIP Summary EQUIP (OB-302) 1,267 morbidly obese patients Weight loss 14.7% or 37 lbs Full and Low Dose satisfied FDA efficacy benchmarks Improvement in cardio-metabolic risk factors VIVUS Copyright © 2009 VIVUS Inc. All rights reserved.  |  www.vivus.com

Qnexa: CONQUER Summary CONQUER (OB-303) 2,487 obese patients with co-morbidities Full Dose-Weight loss 13.2% or 30 lbs Mid Dose-Weight loss 10.5% or 24 lbs Full and Mid Dose satisfied FDA efficacy benchmarks Improvement in cardio-metabolic risk factors VIVUS Copyright © 2009 VIVUS Inc. All rights reserved.  |  www.vivus.com

Qnexa: Proprietary Treatment for Obesity Once a day oral controlled release formulation of low dose phentermine and topiramate 0 400 mg 200 100 300 50 150 250 350 Topiramate 0 30 mg 15 5 10 25 3.75 7.5 Phentermine Maximum Approved Doses 20 23 46 92 Low Mid Full VIVUS Copyright © 2009 VIVUS Inc. All rights reserved.  |  www.vivus.com

EQUIP: Morbidly Obese Subjects Titration (4 weeks) Treatment (52 weeks) Study Visits: Every other week during titration Monthly thereafter Qnexa Full Dose (n=512) Qnexa Low Dose (n=241) Placebo (n=514) EQUIP (OB-302) BMI>35 (n=1,267) Study Design VIVUS Copyright © 2009 VIVUS Inc. All rights reserved.  |  www.vivus.com

EQUIP: Baseline Demographics 19% History of Dyslipidemia 25% History of Hypertension Baseline Age 43 Female 83% Baseline BMI 42.1 Weight (lbs) 256 Waist Circumference (in) 48 Blood Pressure (mmHg) 122/77 Total Cholesterol (mg/dL) 194 History of Psychiatric Disorders 26% VIVUS Copyright © 2009 VIVUS Inc. All rights reserved.  |  www.vivus.com

Statistically greater number of patients completing study on Qnexa vs. placebo, p<0.0001 498 97% 234 97% 498 97% ITT Population1 (% of randomized) Patients Placebo Qnexa Low Qnexa Full Randomized 514 241 512 Completers2 (% of randomized) 241 47% 138 57%* 301 59%* 1 ITT Population = randomized patients with at least one dose of therapy and one post randomization assessment 2 Completers = randomized patients completing 56-week study on drug therapy EQUIP: High Completion Rates VIVUS Copyright © 2009 VIVUS Inc. All rights reserved.  |  www.vivus.com

EQUIP: Primary Efficacy Endpoints Satisfies FDA Efficacy Benchmarks at Both Doses ITT-LOCF Placebo (n=498) Qnexa Low (n=234) Qnexa Full (n=498) Percent weight loss 1.6% 5.1%* 11.0%* % Patients > 5% weight loss 17% 45%* 67%* *p<0.0001 vs. placebo VIVUS Copyright © 2009 VIVUS Inc. All rights reserved.  |  www.vivus.com

EQUIP: Continuing Weight Loss Over Time Completers* Lost 14.7% Body Weight *data from patients that completed 56 weeks on treatment - Qnexa Low -7.0%, 18 lbs - Placebo -2.5%, 6 lbs - Qnexa Full -14.7%, 37 lbs % Weight Loss Weeks -16 -12 -8 -4 0 0 8 16 24 32 40 48 56 VIVUS Copyright © 2009 VIVUS Inc. All rights reserved.  |  www.vivus.com

EQUIP: Significant Categorical Weight Loss at Both Doses % of Patients with: >15% wt loss PBO 5% Qnexa Low 11%* Qnexa Full 43%** >10% wt loss PBO 12% Qnexa Low 27%** Qnexa Full 60%** >5% wt loss PBO 26% Qnexa Low 59%** Qnexa Full 84%** Completers **p<0.0001 vs placebo *p=0.026 vs placebo Weight Loss 0 10 20 30 40 50 60 70 80 90 5% 10% 15% % of Patients Qnexa Full Qnexa Low PBO VIVUS Copyright © 2009 VIVUS Inc. All rights reserved.  |  www.vivus.com

EQUIP: Improved Cardiovascular Risk Factors <0.0001 0.0148 Total Cholesterol/HDL Ratio <0.0001 ns Triglycerides 0.0157 ns LDL 0.0005 ns HDL <0.0001 <0.0001 Waist Circumference 0.0014 0.05 Total Cholesterol ns 0.002 p-value* Qnexa Low CV Risk Factors Qnexa Full p-value* Systolic BP <0.0001 Diastolic BP 0.0002 *p-values represent comparisons to placebo ITT-LOCF Placebo Comparisons VIVUS Copyright © 2009 VIVUS Inc. All rights reserved.  |  www.vivus.com

EQUIP: Efficacy Summary 14.7% (37 lbs) weight loss on Qnexa Full Dose* Qnexa Full and Low doses satisfied FDA efficacy benchmarks Improvement shown for all cardiovascular risk factors * Completer analysis VIVUS Copyright © 2009 VIVUS Inc. All rights reserved.  |  www.vivus.com

CONQUER: Co-morbid Obese Subjects Titration (4 weeks) Treatment (52 weeks) Study Visits: Every other week during titration Monthly thereafter Qnexa Full Dose (n=995) Qnexa Mid Dose (n=498) Placebo (n=994) CONQUER (OB-303) BMI = 27-45 with two or more co-morbidities (n=2,487) Study Design VIVUS Copyright © 2009 VIVUS Inc. All rights reserved.  |  www.vivus.com

CONQUER: Baseline Demographics 69% History of Hypertension 57% History of Dyslipidemia 16% History of Diabetes Baseline Age 51 Female 70% Baseline BMI 36.6 Weight (lbs) 227 Waist Circumference (in) 44.5 Blood Pressure (mmHg) 128/81 Total Cholesterol 205 Fasting Blood Glucose (mg/dL) 106 History of Psychiatric Disorders 30% VIVUS Copyright © 2009 VIVUS Inc. All rights reserved.  |  www.vivus.com

CONQUER: High Completion Rates Patients Placebo Qnexa Mid Qnexa Full Randomized 994 498 995 ITT Population1 (% of randomized) 979 99% 488 98% 981 99% Completers2 (% of randomized) 564 57% 344 69%* 634 64%* Statistically greater number of patients completed study on Qnexa vs. placebo, p<0.0001 1 ITT Population = randomized patients with at least one dose of therapy and one post randomization assessment 2 Completers = randomized patients completing 56-week study on drug therapy VIVUS Copyright © 2009 VIVUS Inc. All rights reserved.  |  www.vivus.com

CONQUER: Primary Efficacy Endpoints Satisfies FDA Efficacy Benchmarks at Both Doses ITT-LOCF Placebo (n=979) Qnexa Mid (n=488) Qnexa Full (n=981) Percent weight loss 1.8% 8.4%* 10.4%* % Patients > 5% weight loss 21% 62%* 70%* *p<0.0001 vs. placebo VIVUS Copyright © 2009 VIVUS Inc. All rights reserved.  |  www.vivus.com

- Qnexa Mid -10.5%, 24 lbs - Qnexa Full -13.2%, 30 lbs CONQUER: Weight Loss Over Time Completers* Lost 13.2% Body Weight *data from patients that completed 56 weeks on treatment **based upon BMI goal of 30 73% excess weight lost ** - Placebo -2.4%, 6 lbs Weeks % Weight Loss -16 -12 -8 -4 0 0 8 16 24 32 40 48 56 VIVUS Copyright © 2009 VIVUS Inc. All rights reserved.  |  www.vivus.com

CONQUER: Significant Categorical Weight Loss at Both Doses % of Patients with: >15% wt loss PBO 4% Qnexa Mid 26%** Qnexa Full 39%** >10% wt loss PBO 10% Qnexa Mid 49%** Qnexa Full 64%** >5% wt loss PBO 26% Qnexa Mid 75%** Qnexa Full 85%** Completers **p<0.0001 vs placebo Weight Loss 0 10 20 30 40 50 60 70 80 90 5% 10% 15% % of Patients Qnexa Full Qnexa Mid PBO VIVUS Copyright © 2009 VIVUS Inc. All rights reserved.  |  www.vivus.com

CONQUER: Improved Cardiovascular Risk Factors <0.0001 0.0345 Total Cholesterol <0.0001 <0.0001 Triglycerides 0.0069 ns LDL <0.0001 <0.0001 HDL <0.0001 <0.0001 Waist Circumference <0.0001 <0.0001 Total Cholesterol/ HDL Ratio ns <0.0001 p-value Qnexa Mid Risk Factors Qnexa Full p-value Systolic BP <0.0001 Diastolic BP 0.0031 p-values represent comparisons to placebo ITT-LOCF Placebo Comparisons VIVUS Copyright © 2009 VIVUS Inc. All rights reserved.  |  www.vivus.com

CONQUER: Improved Diabetes Risk Factors <0.0001 <0.0001 OGTT Insulin <0.0001 0.0047 Fasting Blood Glucose <0.0001 <0.0001 Hemoglobin A1c <0.0001 0.0007 Insulin Resistance (HOMA) p-value Qnexa Mid Risk Factors Qnexa Full p-value p-values represent comparisons to placebo ITT-LOCF Placebo Comparisons VIVUS Copyright © 2009 VIVUS Inc. All rights reserved.  |  www.vivus.com

CONQUER: Improved Inflammatory Risk Factors <0.0001 <0.0001 CRP <0.0001 <0.0001 Adiponectin 0.048 0.023 Fibrinogen p-value Qnexa Mid Risk Factors Qnexa Full p-value p-values represent comparisons to placebo ITT-LOCF Placebo Comparisons VIVUS Copyright © 2009 VIVUS Inc. All rights reserved.  |  www.vivus.com

CONQUER: Decreased BP in Obese Hypertensive Patients (Subgroup Analysis) *p<0.0001 vs. placebo Baseline SBP 146.0 146.2 146.8 * SBP (mmHg) Reduction in htn meds Increase in htn meds -13.6 -20.4 -15.6 -25 -20 -15 -10 -5 0 SBP Change at Week 56 (upper quartile) Placebo Qnexa Mid Qnexa Full VIVUS Copyright © 2009 VIVUS Inc. All rights reserved.  |  www.vivus.com

CONQUER: Decreased Triglyceride in Obese Dyslipidemic Patients (Subgroup Analysis) *p<0.0001 vs placebo Baseline: 262 260 268 * * Triglycerides (mg/dL) -42 -98 -95 -120 -100 -80 -60 -40 -20 0 Total Triglycerides Change at Week 56 (upper quartile) Placebo Qnexa Mid Qnexa Full VIVUS Copyright © 2009 VIVUS Inc. All rights reserved.  |  www.vivus.com

CONQUER: Decreased HbA1c in Obese Diabetic Patients (Subgroup Analysis) *p<0.0001 vs. placebo Rates of hypoglycemia were comparable to placebo (<0.5%) Baseline: 7.4% 7.1% 7.3% Hemoglobin A1c (%) * * -0.1 -0.6 -0.5 -0.7 -0.6 -0.5 -0.4 -0.3 -0.2 -0.1 0.0 HbA1c Change at Week 56 (upper quartile) Placebo Qnexa Mid Qnexa Full VIVUS Copyright © 2009 VIVUS Inc. All rights reserved.  |  www.vivus.com

CONQUER: Efficacy Summary 13.2% (30 lbs) weight loss on Qnexa Full Dose* 10.5% (24 lbs) weight loss on Qnexa Mid Dose* Both doses exceed FDA efficacy benchmarks Clinically meaningful improvement in cardiovascular, diabetes and inflammatory risk factors compared to placebo Patients at higher risk experienced greater improvements in blood pressure, triglycerides, and HbA1c * Completer analysis VIVUS Copyright © 2009 VIVUS Inc. All rights reserved.  |  www.vivus.com

Treatment-Emergent Adverse Events >5%: EQUIP & CONQUER 4.8 3.8 3.0 5.1 3.3 3.5 Cough 5.4 5.2 3.7 4.7 3.3 3.5 Urinary Tract Infection 6.0 4.0 3.6 4.5 6.3 3.1 Blurred Vision 5.2 4.4 4.3 5.5 6.7 4.3 Bronchitis EQUIP (N=1,264) CONQUER (N=2,485) % of Patients (N=3,749) Placebo Qnexa Low Qnexa Full Placebo Qnexa Mid Qnexa Full Dry Mouth 3.7 6.7 17.0 2.4 13.5 20.8 Tingling 1.9 4.2 18.8 2.0 13.7 20.5 Constipation 6.8 7.9 14.1 5.9 15.1 17.4 Upper Respiratory Infection 10.9 15.8 12.3 12.9 12.2 13.4 Altered Taste 1.0 1.3 8.4 1.1 7.4 10.4 Insomnia 4.9 5.0 7.8 4.7 5.8 10.3 Headache 10.1 10.4 11.9 9.1 7.0 10.2 Dizziness 4.1 2.9 5.7 3.1 7.2 10.0 Common Cold 7.2 12.5 9.0 8.7 10.6 9.9 Sinus Infection 5.5 7.5 7.2 6.7 6.8 8.6 Back Pain 5.1 5.4 5.5 4.9 5.6 7.2 Nausea 4.7 5.8 7.2 4.2 3.6 6.8 Diarrhea 4.5 5.0 4.7 4.8 6.4 5.8 Influenza 4.7 7.5 5.1 4.3 4.6 3.5 VIVUS Copyright © 2009 VIVUS Inc. All rights reserved.  |  www.vivus.com

Low Discontinuation Rate in All Doses Studied 1.2% 0.8% 0.8% 0.1% Irritability 0.7% 0.8% 2.1% 0.5% Blurred Vision 0.8% 1.2% 0.4% 0.2% Dizziness 0.9% 0.2% 1.7% 0.7% Headache 1.7% 0.4% 0.0% 0.4% Insomnia 1.4% 0.8% 0.0% 0.2% Depression 1.2% 1.0% 0.4% 0.0% Tingling 1.1% 0.2% 0.0% 0.3% Anxiety 18% 12% 12% 9% Discontinuation due to AEs Placebo Qnexa Low Qnexa Mid Qnexa Full Number of Subjects 1,508 241 498 1,507 Study Completion 53% 57% 69% 62% Study Completion & Discontinuation for AE by Dose* * Includes adverse events by dose for EQUIP & CONQUER, which lead to discontinuation in >1% of patients VIVUS Copyright © 2009 VIVUS Inc. All rights reserved.  |  www.vivus.com

EQUIP & CONQUER: Depression Assessment 1.9% 1.2% 1.7% 1.7% Moderate or severe AEs Depression/Depressed Mood Qnexa Full Qnexa Mid Qnexa Low Placebo No difference between Qnexa and placebo for incidence of moderate or severe depression/depressed mood No serious adverse events (SAE) reported for depression/depressed mood VIVUS Copyright © 2009 VIVUS Inc. All rights reserved.  |  www.vivus.com

Patient Health Questionnaire (PHQ-9) PHQ-9 is a validated tool for diagnosing and assessing severity of depression. 38,000 PHQ-9 assessments taken in EQUIP and CONQUER Conclusion: No signal for depression Significant improvement in depression scores VIVUS Copyright © 2009 VIVUS Inc. All rights reserved.  |  www.vivus.com

EQUIP & CONQUER: Suicidality Assessments C-SSRS (Columbia Suicide Severity Rating Scale) developed to assess suicidality Over 38,000 C-SSRS assessments taken in EQUIP and CONQUER Results: No suicides No suicide attempts No suicidal behavior No signal for suicidal ideation Conclusion: No signal for suicidal risk VIVUS Copyright © 2009 VIVUS Inc. All rights reserved.  |  www.vivus.com

Overall Safety Assessments Serious Adverse Event Assessment (EQUIP & CONQUER) Total SAE not different between Qnexa (3.3%) and placebo (3.3%) Drug Related SAE not different between Qnexa (0.4%) and placebo (0.4%) One death on placebo Cognitive Function Studies completed, no clinically relevant effects Psychomotor Testing Study completed, no clinically relevant effects Thorough QT Study Study completed, no signal for QT prolongation Drug interactions Studies completed, no findings of concern Special populations Studies completed, no findings of concern VIVUS Copyright © 2009 VIVUS Inc. All rights reserved.  |  www.vivus.com

Quality of Life and Health & Physical Function Impact of Weight on Quality of Life (IWQOL) Significant improvement in (ITT-LOCF vs. placebo) : Quality of Life Self-Esteem Public Distress Physical Function Work Score Sexual Life Score Short Form Health Survey (SF-36) Significant improvement in (ITT-LOCF vs. placebo) : General Health Physical Function Physical Role Bodily Pain Score Vitality Score VIVUS Copyright © 2009 VIVUS Inc. All rights reserved.  |  www.vivus.com

What can a hypothetical at-risk patient expect from Qnexa? Typical At-risk Patient 51 year old female 250 lbs Hypertension (BP: 147/92 mmHg) Diabetes (HbA1c: 7.3%) HDL: 33 mg/dL LDL: 171 mg/dL TG: 268 mg/dL Framingham 10-yr CHD risk: 27% VIVUS Copyright © 2009 VIVUS Inc. All rights reserved.  |  www.vivus.com

What can a hypothetical at-risk patient expect from Qnexa? Typical At-risk Patient 51 year old female 250 lbs Hypertension (BP: 147/92 mmHg) Diabetes (HbA1c: 7.3%) HDL: 33 mg/dL LDL: 171 mg/dL TG: 268 mg/dL Framingham 10-yr CHD risk: 27% After 1 year on Qnexa Lost 37 lbs Normal (BP: 126/81 mmHg) Below ADA goal (6.7%) 21% increase 18% decrease 37% decrease 10-yr CHD risk: 7%* (4-fold decrease) * Achieved while using fewer medications for the management of co-morbidities VIVUS Copyright © 2009 VIVUS Inc. All rights reserved.  |  www.vivus.com

Qnexa: EQUIP and CONQUER Summary Unprecedented weight loss 14.7% (37 lbs)* Clinically meaningful improvements across cardiovascular, metabolic and inflammatory risk factors All three doses of Qnexa exceeded FDA efficacy benchmarks Well tolerated with completion rates significantly higher than placebo Compelling benefit/risk profile supporting approval, reimbursement & commercial success * Completers at 1 year in EQUIP VIVUS Copyright © 2009 VIVUS Inc. All rights reserved.  |  www.vivus.com